EXHIBIT 10.54




"THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND ANY SECURITIES ISSUED PURSUANT TO AN EXERCISE OF THESE WARRANTS ARE RESTRICTED AND ARE SUBJECT TO LIMITATIONS ON THEIR TRANSFER. "THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND ANY SECURITIES ISSUED PURSUANT TO AN EXERCISE OF THESE WARRANTS HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY."

WARRANT NO. ECOM - P1-2002-001

                     NON-TRANSFERABLE SHARE PURCHASE WARRANT

                                E*COMNETRIX INC.
            (Incorporated under the Canada Business Corporations Act)


This is to certify that, for value received, Mark M. Smith (the "Warrant Holder"), of 220 South Rock Road #9, Reno, Nevada 89502 has the right to purchase from E*Comnetrix Inc. (the "Company'), upon and subject to the terms and conditions hereinafter referred to, 1,000,000 common shares (the "Shares") of the Company exercisable on or before 5:00 pm (U.S. Pacific Standard Time) on March 1, 2007, at a price of USD$0.05 per Share.

The right to purchase the Shares herein granted may only be exercised by the Warrant Holder within the time hereinbefore set out by:

a) duly completing and executing the subscription form attached hereto (the "Subscription Form") in the manner therein indicated; and

b) delivering the Subscription Form and this warrant to the Company; and

c) paying the appropriate purchase price for the Shares subscribed for either in cash, wire money transfer or by certified cheque payable at par to the Company.

Within three business days of receiving the Subscription Form, this Warrant and the appropriate purchase price, the Company will deliver to the Warrant Holder a certificate evidencing the Shares subscribed for. If the Warrant Holder subscribes for a lesser number of Shares than the number of Shares referred to in this Warrant, the Company shall forthwith cause to be delivered to the Warrant Holder a warrant in respect of the Shares referred to in this Warrant but not subscribed for.

In the event of any subdivision of the common shares of the Company as such shares are constituted on the date hereof, at any time while this Warrant is outstanding, into a greater number of common shares, the Company will thereafter deliver at the time or times of purchase of Shares hereunder, in addition to the number of Shares in respect of which the right to purchase is being exercised, such additional number of Shares as result from such subdivision without any additional payment of other consideration therefore.

In the event of any consolidation of the common shares of the Company as such shares are constituted on the date hereof, at any time while this Warrant is outstanding, into a lesser number of common shares, the number of Shares represented by this Warrant shall thereafter be deemed to be consolidated in like manner and any subscription by the Warrant Holder for Shares hereunder shall be deemed to be a subscription for Shares of the Company as consolidated.

In the event of any reclassification of the common shares of the Company at any time this Warrant is outstanding, the Company shall thereafter deliver at the time of purchase of Shares hereunder the number of shares of the appropriate class resulting from the reclassification as the Warrant Holder would have been entitled to receive in respect of the number of Shares so purchased had the right to purchase been exercised before such reclassification.

If the Company at any time while this Warrant is outstanding shall pay any stock dividend upon the common shares of the Company in respect of which the right to purchase is herein given, the Company shall thereafter deliver at the time of purchase of Shares hereunder in addition to the number of Shares in respect of which the right to purchase is then being exercised, the additional number of Shares so purchased if they had been outstanding on the record date for the payment of the stock dividend.

Nothing contained herein shall confer any right upon the Warrant Holder or any other person to subscribe for or purchase any Shares at any time subsequent to 5:00 pm (Pacific Standard Time) on March 1, 2007, and from and after such time this Warrant and all rights hereunder shall be void and of no value.

The holding of this Warrant shall not constitute the Warrant Holder as a member of the Company.

Time shall be of the essence hereof.

IN WITNESS WHEREOF E*COMNETRIX INC. has caused this Warrant to be signed by its duly authorized signing officers as of February 25, 2002.

E*COMNETRIX INC.

/s/ J. Erik Mustad
------------------------------
By: J. Erik Mustad, Director

/s/ Stuart Rogers
------------------------------
By: Stuart Rogers, Director

                                SUBSCRIPTION FORM


E*COMNETRIX INC.
2000 Powell St., Ste. 1205
Emeryville, Ca 94608

Attention: TREASURY DEPARTMENT

Dear Sirs,

The undersigned hereby exercises the right to purchase and hereby subscribes for

________________ common shares in the capital stock of E*Comnetrix Inc. referred to in the attached warrant according to the conditions hereof and herewith makes payment of the purchase price in full for the shares.

Please issue the certificate in the name of the undersigned for the shares being purchased.

Please deliver a warrant in respect of the common shares referred to in the attached warrant but not presently subscribed for to the undersigned.


DATED this __________ day of _________________, 200____.



By: Mark Smith


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